                                                                  Exhibit 10.414

[INLAND(R) LOGO]
The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illionios 60523
630-218-8000  Fax: 530-218-4900

Law Department


                                October 29, 2004


VIA FACSIMILE
Mr. John Weber
Weber & Company
1600 Dallas Parkway
Suite 300
Dallas, Texas  75225

              RE:   MANSFIELD TOWNE CROSSING, MANSFIELD, TEXAS


Dear Mr. Weber:


     Reference is hereby made to that certain Letter Agreement dated April 21, 2004, as amended (the "Letter Agreement"), between Inland Real Estate Acquisitions, Inc. ("Inland"), AS purchaser, and Weber & Company ("Weber"), as seller.

     We understand that Weber requires that the Closing Date for Mansfield Towne(TM) Crossing be extended to November 5, 2004. Inland agrees with these extensions. Except for the extension of the Closing Date as provided above, all terms and provisions of the Letter Agreement shall remain unchanged as originally written.

     Please confirm Weber's Agreement to the foregoing by having the appropriate parry on behalf of Weber sign a photocopy of this letter on the line provided below. Once executed, please have one (1) fully executed copy returned to us by facsimile (630/218-4900, Attn: Robin Rash) (with the original to follow by regular mail).

     If you have any questions or comments, please feel free to call me.


                                         Sincerely yours,

                                         THE INLAND REAL ESTATE GROUP, INC.

                                         /s/ Robin Rash
                                         Robin Rash
                                         Assistant Counsel

Weber & Company
October 29, 2004
Page 2


ACCEPTED AND AGREED this
29th day of October, 2004

WEBER & COMPANY


    By:   /s/ Wayne R. Miller
         ----------------------------
    Name: Wayne R. Miller
         ----------------------------
    Its:  Vice-President
         ----------------------------


RR/lr

                                 October 14, 2004

VIA FACSIMILE
Mr. John Weber
Weber & Company
1600 Dallas Parkway
Suite 300
Dallas, Texas 75225

             RE:  MANSFIELD TOWNE CROSSING, MANSFIELD, TEXAS AND
                  PLEASANT RUN TOWNE CROSSING, CEDAR HILL, TEXAS
                  -------------------------------------------------------

Dear Mr. Weber:

     Reference is hereby made to that certain Letter Agreement dated April 21, 2004, as amended (the "Letter Agreement"), between Inland Real Estate Acquisitions, Inc. ("Inland"), as purchaser, and Weber & Company ("Weber"), as seller.

     We understand that Weber requires that the Closing Date for Mansfield Towne Crossing be extended to November 1, 2004 and that the Closing Date for Pleasant Run Towne Crossing be extended to November 15, 2004. Inland agrees with these extensions. Except for the extension of the Closing Date as provided above, all terms and provisions of the Letter Agreement shall remain unchanged as originally written.

     Please confirm Weber's agreement to the foregoing by having the appropriate party on behalf of Weber sign a photocopy of this letter on the line provided below. Once executed, please have one (1) fully executed copy returned to us by facsimile (630/218-4900, Attn: Robin Rash) (with the original to by regular mail).

     If you have any questions or comments, please feel free to call me.

                                         Sincerely yours,

                                         THE INLAND REAL ESTATE GROUP, INC.


                                         Robin Rash
                                         Assistant Counsel

Weber & Company
October 14, 2004
Page 2


ACCEPTED AND AGREED this
15th day of October, 2004

WEBER & COMPANY


      By:   /s/ [ILLEGIBLE]
           ------------------------------
      Name: [ILLEGIBLE]
           ------------------------------
      Its:  President
           ------------------------------


RR/lr
cc:   Mr. Matt Tice (via electronic mail)
      Karen Kautz (via electronic mail)
      Lisa Linch (via electronic mail)
      Wayne Miller (via electronic mail)

                               September 28, 2004


VIA ELECTRONIC MAIL
Mr. John Weber
Weber & Company
1600 Dallas Parkway
Suite 300
Dallas, Texas  75225

             RE:  MANSFIELD TOWNE CROSSING, MANSFIELD, TEXAS
                  -----------------------------------------------------

Dear Mr. Weber:

     Reference is hereby made to that certain Letter Agreement dated April 21, 2004, as amended (the "Letter Agreement"), between Inland Real Estate Acquisitions, Inc. ("Inland"), as purchaser, and Weber & Company ("Weber"), as seller.

     We understand that Weber requires that the Closing Date for Mansfield Towne Crossing be extended to October 15, 2004. Inland agrees with this extension. Except for the extension of the Closing Date as provided above, all terms and provisions of the Letter Agreement shall remain unchanged as originally written.

     Please confirm Weber's agreement to the foregoing by having the appropriate party on behalf of Weber sign both enclosed originals of this letter on the line provided below. Once executed, please have one (1) fully executed copy returned to us by facsimile (630/218-4900, Attn: Robin Rash) (with the original to follow by regular mail).

     If you have any questions or comments, please feel free to call me.

                                         Sincerely yours,

                                         THE INLAND REAL ESTATE GROUP, INC.

                                         /s/ Robin Rash

                                         Robin Rash
                                         Assistant Counsel

Weber & Company
September 28, 2004
Page 2


ACCEPTED AND AGREED this
29 day of September, 2004

WEBER & COMPANY


      By:   /s/ John P. Weber
           ------------------------------
      Name: John P. Weber
           ------------------------------
      Its:  President
           ------------------------------

RR/lr

cc:   Mr. Matt Tice (via electronic mail)
      Ms. Karen Kautz (via electronic mail)
      Ms. Lisa Linch (via electronic mail)
      Wayne Miller, Esq. (via electronic mail)
      Ms. Amy While (via electronic mail)

[INLAND(R) LOGO]
The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illionios 60523
630-218-8000  Fax: 530-218-4900

Law Department


                                 August 10, 2004


VIA ELECTRONIC MAIL
MR. John Weber
Weber & Company
1600 Dallas Parkway
Suite 300
Dallas, Texas  75225

            RE:  MANSFIELD TOWNE CROSSING, MANSFIELD, TEXAS AND
                 PLEASANT RUN TOWNE CROSSING CEDAR HILL. TEXAS
                 -----------------------------------------------------

Dear Mr. Weber:

     Reference is hereby made to that certain Letter Agreement dated April 21, 2004 (the "Letter Agreement"), between Inland Real Estate Acquisitions, Inc. ("Inland"), as purchaser, and Weber & Company ("Weber"), as seller.

     We understand that Weber requires that the Closing Date for Mansfield Towne be extended to September 30, 2004 and that the Closing Date for Pleasant Run Towne Crossing be extended to October 29, 2004. inland agrees with these extensions. Except for the extension of the Closing Date as provided above, all terms and provisions of the Letter Agreement shall remain unchanged as originally written.

     Please confirm Weber's agreement to the foregoing by having the appropriate party on behalf of Weber sign both enclosed originals of this letter on the line provided below. Once executed, please have one (1) fully executed copy returned to us by facsimile (630/218-4900, Attn: Robin Rash) {with the original to follow by regular mail).

     If you have any questions or comments, please feel free to call me.

                                         Sincerely yours,

                                         THE INLAND REAL ESTATE GROUP, INC.

                                         /s/ Robin Rash
                                         Robin Rash
                                         Assistant Counsel

Weber & Company
August 10, 2004
Page 2


ACCEPTED AND AGREED this
11th day of August, 2004

WEBER & COMPANY


      By:     /s/ John R. Weber
            -----------------------------
      Name:   John R. Weber
            -----------------------------
      Its:    Exec. V.P.
            -----------------------------


RR/lr
cc:   Mr. Matt Tice (via electronic mail)
      Karen Kautz (via electronic mail)
      Lisa Linch (via electronic mail)
      Wayne Miller (via electronic mail)

[INLAND(R) LOGO]

Inland Real Estate Acquisitions, Inc.
2901 Butterfield Road                               200 Waymont Court         Seven Piedmont Center
Oak Brook, IL 60523       501 Manatee Ave, West     Suite 126, Unit 10        Suite 102
630-213-4948 Fax: 4935    Holmes Beach, FL 34217    Lake Mary, FL 32746       Atlanta, GA 30305
www.inlandgroup.com       941-779-1000 Fax: 2000    407-688-6540 Fax: 6543    404-812-0345 Fax: 0846

                                                                  APRIL 21, 2004

Weber & Company (Seller)
Attn: John Weber Sr.
No Agent for: Lakepoint Towne Crossing, L.P., (I & II)
              Davis Towne Crossing, L.P.
              PRTC Pleasant Run Towne Crossing, L.P.
              MTC Mansfield Towne Crossing, L.P.
16000 Dallas Parkway, Suite 300
Dallas, TX  75225

Re: 4 SHOPPING CENTERS - LAKEPOINT TOWNE CENTER, LEWISVILLE, TX; DAVIS TOWNE CROSSING, NORTH RICHLAND HILLS, TX; PLEASANT RUN TOWNE CROSSING, CEDAR HILL, TX; AND MANSFIELD TOWNE CENTER, MANSFIELD, TX

Dear John:

     This letter represents this corporation's offer to purchase Four Shopping Centers with an aggregate 567836 net rentable square feet, situated on approximately 77.1862 acres of land, located at the addresses listed below. (See Exhibit A four pages)

     The above properties shall include all the land and buildings and common facilities, as well as all personality within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to owner, and all intangible rights relating to the properties.

     This corporation or its nominee will consummate this transaction on the following basis:

     1. The total AGGREGATE purchase price shall be $110,621,830.00 all cash, plus or minus prorations, WITH NO MORTGAGE CONTINGENCIES, to be paid AT JUNE 15, 2004 following the acceptance of this agreement for Davis Towne Crossing and to be paid AT CLOSING 10 BUSINESS DAYS following completion of construction and all tenants having accepted their premises "as is", opened for business and commenced full rental payments, which is anticipated to be December 1, 2004 for Lakepointe Towne Crossing and September 1, 2004 for Mansfield Towne Crossing and September 1, 2004 for Pleasant Run Towne Crossing.(see Paragraphs 6, 12 and 17). Purchaser has delivered to Chicago Title $500,000 earnest money to secure this contract which shall be applied to each closing in an amount equal to $125,000.

      PROPERTY                                                                               SIZE        PURCHASE
        NAME                        ADDRESS                   CITY          STATE    ZIP    SQ. FT.       PRICE
--------------------------------------------------------------------------------------------------------------------
Davis Towne Crossing     Southeast Corner of Davis Blvd &  North Richland
                         Precinct Line Road                Hills             TX     76180    41,391     9,754,898,74
Pleasant Run Towne       Southwest Corner of Pleasant
Crossing                 Run and Highway 67                Cedar Hill        TX     75104   225,545    41,417,811.26
Lakepoint Towne Center   715 Hebron Parkway                Lewisville        TX     75057   193,502    39,481,379.00
Mansfield Towne Center   Southwest Corner of Hwy 287 &     Mansfield
                         Debbie Lane                                         TX     76063   107,398    19,967,741.00
                                                                                            567,836   110,621,830.00

4 WEBER AND COMPANY SHOPPING CENTERS                                      PAGE 2
APRIL 21, 2004

          Purchaser shall allocate the land, building and depreciable improvements prior to closing.

     2. THERE ARE NO REAL ESTATE BROKERAGE COMMISSIONS INVOLVED IN THIS TRANSACTION.

     3. Seller represents and warrants (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the above referenced properties are leased to the tenants described on THE ATTACHED THREE PAGE EXHIBIT B on triple net leases covering the buildings and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and ail of those concessions.

     4. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the properties are free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the properties are in full compliance with Federal, State, City and County ordinances, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend, nor is there any contemplated condemnation of any part of the properties, nor are there any current or contemplated assessments.

     5. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that during the term of the leases the tenants and guarantors are responsible for and pay all operating expenses relating to the properties on a prorata basis, including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, all common area maintenance, parking lot and the building, etc.

          Prior to closing, Seller shall not enter into or extend any agreements without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller. Any work presently in progress on the properties shall be completed by Seller prior to closing.

     6. It is understood that the Seller, prior to closing, shall be liable and responsible at their sole cost and expense, to complete the construction of Lakepoint Towne Crossing a 193,568 square foot shopping center and Mansfield Towne Crossing a 111,898 square foot shopping center and all of the land. Upon completion of said construction, Seller shall be responsible for obtaining final unconditional occupancy permits which shall be issued from the City of Lewisville, Texas for Lakepoint Towne Crossing and from the City of Mansfield, Texas for Mansfield Towne Crossing and/or any required governmental agencies for the shopping centers. Seller shall indemnify and warrants and represents to Purchaser that Purchaser shall have no obligation whatsoever regarding the construction of the above shopping center or placing tenants into the rentable rental spaces.

          Any and all tenants and guarantors shall acknowledge in writing that they shall look solely to the Seller, but not to the purchaser and titleholder, for anything regarding the construction or improvements of the above-referenced shopping centers.

          Said construction shall be subject to Purchaser's written approval and shall be completed in total accordance with all the plans and specifications as accepted by the City of Lewisville, Texas for Lakepoint Towne Crossing and by the City of Mansfield, Texas for Mansfield Towne Crossing for the shopping centers. Completion shall be deemed to have occurred

4 WEBER AND COMPANY SHOPPING CENTERS                                      PAGE 3
APRIL 21, 2004

          after the Seller delivers to Purchaser a final unconditional certificate of occupancy for each of the buildings and a certificate for the properties signed by the independent project architect and independent engineer that the construction of the shopping center has been fully completed in accordance with the plans and specifications as agreed to by the City of Lewisville, Texas for Lakepoint Towne Crossing and by the City of Mansfield, Texas for Mansfield Towne Crossing, and all applicable governmental rules, ordinances, regulations and requirements have been satisfied, and each and every tenant, guarantor or subtenant shall accept their space "as is" and take total possession, opens for business and commences full rental payments. Seller shall be solely liable for any and all "punch list" and warranty items requested by any tenant at the properties and shall also be liable for construction "call-backs".

          Seller shall indemnify and guarantee to absolutely pay any costs whatsoever to complete the construction of the above shopping center, including any costs whatsoever needed to place each of the tenants into their agreed spaces according to each tenant's lease, which leases shall be subject to Purchaser's approval.

     7. Ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants, guarantors, and parties to reciprocal and/or operating easement agreements, if applicable.

     8. Seller is responsible for payment of any LEASING BROKERAGE FEES or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same.

     9. This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage acceptable to Purchaser for the closing.

     10. Seller shall supply to Purchaser 10 days prior to closing, and Seller shall pay for at closing, a SEPARATE certificate FOR EACH PROPERTY which must be acceptable to Purchaser from a certified hygienist for environmental concerns that there is no asbestos, PCBs, or hazardous substance in the buildings and on the properties; in other words, a Level 1 environmental audit (and Level 2 audit, if required).

     11. The above sale of the real estate shall be consummated by conveyance of a SEPARATE full warranty deed FOR EACH PROPERTY from Seller to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser's lender, if any, and the money lender's escrow.

     12. The closing for shall occur through Commonwealth Land Title Company (Jim Lazar) for Pleasant Run Towne Crossing and Mansfield Towne Crossing and for Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, for Davis Towne Crossing and Lakepoint Towne Crossing. The first closing shall occur on June 15 for Davis Towne Crossing and 10 days following the completion of construction which is expected to be September 1, 2004 for Pleasant Run Towne Crossing and December 1, 2004 for Lakepoint Towne Crossing and September 1, 2004 for Mansfield Towne Crossing, at which time title to the above properties shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances, and a separate TLTA owner's title policy for each property with complete extended coverage and required endorsements, waiving off all construction, including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Seller shall be issued, with all warranties and representations being true now and at closing are surviving

4 WEBER AND COMPANY SHOPPING CENTERS                                      PAGE 4
APRIL 21, 2004

          the closing, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based (at Purchaser's option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2003 and 2004 using the Assessor's formula for these sales transactions, with a later reproration of taxes when the actual bills are received. At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

     13. It is understood that the Seller has in its possession a separate appraisal of each of the properties prepared by an MAI or other qualified appraiser, acceptable to Purchaser or Purchaser's lender, if any, and shall deliver copies of such appraisals to Purchaser within 10 days of the acceptance of this offer and shall cause the appraiser to re-certify an appraised amount not less than the Purchase Price and re-issue said appraisals to, and in the name of, Purchaser or Purchaser's lender, all at Seller's cost.

     14. Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing, nor is there any threatened or pending litigation.

     15. Seller warrants and represents that he has paid all unemployment taxes to date.

     16. Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the properties. This offer is subject to Purchaser's satisfaction that all guarantees and warranties survive the closing and are assignable and transferable to any titleholder now and in the future.

     17. This offer is subject to the properties being 100% occupied at the time of closing (EXCEPT FOR EARNOUTS) with all tenants occupying their space, open for business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit B, C, D & E attached. In the event the properties are less than 100% occupied, than the Purchaser and Seller agree there shall be an INITIAL CLOSING. The Initial Closing will be based on the PURCHASE PRICE/EARNOUT FORMULA which shall be EQUAL TO the actual BASE MINIMUM RENT, LESS the amount, if any, by which the pass-through amount paid by any tenant is less than 100% of such tenant's proportionate share; i.e.; SLIPPAGE, DIVIDED BY A BASE RENT DIVIDER OF 7.9492% FOR LAKEPOINT TOWNE CROSSING; A BASE RENT DIVIDER OF 7.9174% FOR MANSFIELD TOWNE CROSSING; A BASE RENT DIVIDER OF 7.8894% FOR PLEASANT RUN TOWNE CROSSING; AND A BASE RENT DIVIDER OF 8.0828% FOR DAVIS TOWNE CROSSING, ALL OF WHICH BASE RENT DIVIDERS ARE BASED ON BASE RENT ONLY. However, it is anticipated that the Initial Closing for LAKEPOINT TOWNE CROSSING will be a purchase price of $25,605,171.00, which is derived by using the base minimum rent of $2,035,396.25 divided by 7.9492%; for MANSFIELD TOWNE CROSSING will be a purchase price of $16,992,958.59, which is derived by using the base minimum rent of $1,345,403.83 divided by 7.9174%; for PLEASANT RUN TOWNE CROSSING will be a purchase price of $36,820,689.00, which is derived by using the base minimum rent of $2,904,936.58 divided by 7.8894%; and for DAVIS TOWNE CROSSING will be a purchase price of $8,150,595.26, which is derived by using the base minimum rent of $658,793.00 divided by 8.0828%;

          The Seller shall have 24 MONTHS FOLLOWING THE INITIAL CLOSING to receive the balance of the potential Earnout at the EARNOUT CLOSING(S) provided they are successful in the leasing of the vacant space and each tenant shall have accepted their space "as is" and takes total possession, has opened for business and commences full rental payments, including CAM, taxes and insurance on a prorata basis. It shall be Seller's responsibility and sole cost and

4 WEBER AND COMPANY SHOPPING CENTERS                                      PAGE 5
APRIL 21, 2004

          expense for leasing out and paying all costs related to placing the tenants into their leasable space. Each Earnout Closing shall occur upon 10 business days prior written notice to Purchaser: it being expressly understood that the Sellers shall waive their right to the additional Earnout if the final Seller's notice has not been sent within 24 months after the Initial Closing date.

          It is estimated that the Earnout Closing for Lakepoint Towne Crossing space will be equal to the base minimum rent of $1,103,042.00 (less Slippage, if any) divided by a Base Rent divider of 7.9492% which equals the Earnout Price of $13,876,208.00; for Mansfield Towne Crossing space will be equal to the base minimum rent of $235,526.00 (less Slippage, if any) divided by a Base Rent divider of 7.9174% which equals the Earnout Price of $2,974,782.41; for Pleasant Run Towne Crossing space will be equal to the base minimum rent of $362,686.00 (less Slippage, if any) divided by a Base Rent divider of 7.8894% which equals the Earnout Price of $4,597,122.26; for Davis Towne Crossing space will be equal to the base minimum rent of $129,672.00 (less Slippage, if any) divided by a Base Rent divider of 8.0828% which equals the Earnout Price of $1,604,303.74;

          Seller shall be responsible on a monthly basis for all CAM, tax and insurance on a prorata basis for the space that is part of the Earnout formula until such time as the Seller perfects the income for said space, but in no event, following 24 months following the closing.

          At the Initial Closing, Seller shall place in Purchaser's escrow, cash in an amount equal to $15.00 per square foot for tenant improvements and $3.00 per square foot for leasing commissions, times the remaining vacant Earnout square feet of the properties. This escrow may be used by the Seller on a prorate basis as they continue to lease. However, with regards to any vacant space never leased, the balance of the tenant improvements and leasing commissions shall remain with Purchaser.

          Not withstanding anything to the contrary, all Earnout Closings must comply with all of the terms, requirements and conditions contained in this entire agreement.

          Not withstanding anything to the contrary, the TOTAL AGGREGATE purchase price of $110,621,830.00 is the maximum purchase price for the four properties.

     18. Fifteen (15) days prior to closing, Seller must provide the titles as stated above and a SEPARATE current Urban ALTA/ACSM spotted survey FOR EACH OF THE PROPERTIES in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and ACSM in 1999 and includes all Table A optional survey responsibilities and acceptable to Purchaser and the title company.

     19. Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above properties, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills. Seller agrees to cooperate fully with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including at least a one-year audit of the books and records of the

  This offer is, of course, predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants' and guarantors' financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited

4 WEBER AND COMPANY SHOPPING CENTERS                                      PAGE 6
APRIL 21, 2004

operating statements on said properties is required that qualify, comply with and can be used in a public offering.

  If this offer is acceptable, please have the Seller sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by APRIL 23, 2004.

                                                      Sincerely,

ACCEPTED:  LAKEPOINTE TOWNE CROSSING, L.P. (I & II)   INLAND REAL ESTATE ACQUISITIONS, INC.

By: Lewis Development, Inc.(I&II), General Partners   or nominee

By:       /s/ John P. Weber
   ------------------------------------------------
          John P. Weber, President


Date:        4-21-04                                  /s/ Matthew Tice
     ----------------------------------------------   ------------------------------------------
                                                      Matthew Tice


ACCEPTED: DAVIS TOWNE CROSSING, L.P.                  /s/ Joseph Cosenza
                                                      ------------------------------------------
                                                      G. Joseph Cosenza
By: Davis TC Development, Inc., General Partner       Vice President


By:       /s/ John P. Weber
   ------------------------------------------------
          John P. Weber, President


Date:        4-21-04
     ----------------------------------------------


ACCEPTED: PRTC PLEASANT RUN TOWNE CROSSING, L.P.

By: PRTC Development, Inc., General Partner


By:       /s/ John P. Weber
   ------------------------------------------------
          John P. Weber, President


Date:        4-21-04
     ----------------------------------------------


ACCEPTED: MTC MANSFIELD TOWNE CROSSING, L.P.

By: MTC Development, Inc., Genera! Partner

By:       /s/ John P. Weber
   ------------------------------------------------
          John P. Weber, President


Date:        4-21-04
     ----------------------------------------------

JAK

                                    EXHIBIT A

                              MANSFIELD TOWN CENTER
                                  MANSFIELD, TX

[GRAPHIC]

                                    EXHIBIT A

                             LAKEPOINT TOWNE CENTER
                                 LEWISVILLE, TX

[GRAPHIC]

                                    EXHIBIT A

                           PLEASANT RUN TOWNE CROSSING
                                 CEDAR HILL, TX

[GRAPHIC]

[GRAPHIC]

                                    Exhibit B
                            Four Weber Deals - Texas

                          DAVIS TOWNE CROSSING - NORTH RICHLAND HILLS, TX
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                                                                                           LEASE          LEASE
                                              ANNUAL      MONTHLY        RENT           COMMENCEMENT    EXPIRATION
            TENANTS                 S.F.    BASE RENT    BASE RENT    PER SQ FOOT           DATE            DATE
-------------------------------------------------------------------------------------------------------------------
Radio Shack                          2,400   46,000.00   4,000,00       $  20.00        September-03     August-03
Washington Mutual (Ground Lease)     4,000   84,999.96   7,083.33       $  21.25         August-03       August-28
Lady USA Fitness                     6,000  102,000.00   8,500.00       $  17.00         October-03     October-08
Cotton Patch Cafe                    4,400   88,000.00   7,333.33       $  20.00        December-03     November-08
Payless Shoes                        3,000   54,000.00   4,500.00       $  18.00         August-03        July-13
The Scrapbook Palace                 3,000   57,000.00   4,750.00       $  19.00         October-03     October-07
H&R Block                            2,264   45,280.00   3,773.33       $  20.00        November-03       May-07
Friedman's Jewelers                  1,727   32,813.04   2,734.42       $  19.00         October-03     October-08
Quiznos Subs                         1,600   30,400.00   2,533.33       $  19.00        December-03     November-13
EB Games                             1,500   31,500.00   2,625.00       $  21.00        September-03   September-08
Sport Clips                          1,440   28,600.00   2,400.00       $  20.00        September-03     August-08
Luxury Nails                         1,400   29,400.00   2,450.00       $  21.00        September-03   September-08
UPS Store                            1,400   26,600.00   2,216.67       $  19.00          March-04       March-09
Sprinkler Room                          56        0.00       0.00       $   0.00
Monarch Dental                       4,144   74,592.00   6,216.00       $  18.00
Sally Beauty                         1,500   27,000.00   2,250.00       $  18.00
Vacant                               1,560   26,080.00   2,340.00       $  18.00

Totals                              41,391  788,465.00
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
                            PLEASANT RUN TOWNE CROSSING - CEDAR HILL, TX
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                                                                                           LEASE          LEASE
                                              ANNUAL                                    COMMENCEMENT    EXPIRATION
            TENANTS                 S.F.    BASE RENT     MONTHLY        RENT              DATE            DATE
-------------------------------------------------------------------------------------------------------------------
Oshman's                           40,954    409,540.00  34,128.33      $  10.00           May-04        April-14
Circuit City                       32,570    455,980.00  37,998.33      $  14.00         November-03    January-I8
Bed Bath & Beyond                  22,000    220,000.00  18,333.00      $  10.00         December-03    January-14
Michaels                           21,390    224,595.00  18,716.25      $  10.50         November-03    November-13
Saltgrass Steakhouse                8,500     84,999.96   7,083.33      $  10.00           June-04        May-24
Joes Crab Shack                     7,000     75,000.12   6,250.01      $  10.71           June-04        May-24
The Maytag Store                    5,225     94,050.00   7,837.50      $  18.00           April-04      April-09
Panera Bread                        4,999    119,976.00   9,993.00      $  24.00
JPMorgan Chase Bank                 4,700     84,999.50   7,083.29      $  18.09         February-04    February-24
Bombay                              4,500     81,000.00   6,750.00      $  18.00         November-03    November-13
Half Price Books                   10,108    121,296.00  10,108.00      $  12.00         February-04    January-14
Brooks Mays                         6,250    112,500.00   9,375.00      $  18.00
Matress Firm                        6,000    132,000.00  11,000.00      $  22.00
Vitamin Shop                        5,000    135,000.00  11,250.00      $  27.00
Limited Too                         4,500     81,000.00   6,750.00      $  18.00
Sleep Experts                       4,500     99,000.00   8,250.00      $  22.00
Little Gym                          4,000     72,000.00   6,000.00      $  18.00
Carpet Mills                        3,000     54,000.00   4,500.00      $  18.00
Zales                               3,000     66,000.00   5,500.00      $  22.00
Ritz Camera                         2,400     55,200.00   4,600.00      $  23.00
ASAP Mail                           2,000     40,000.00   3,333.33      $  20.00
Mothers Work                        1,805     36,100.00   3,008.33      $  20.00         April-04        March-14
H&R Block                           1,500     25,500.00   2,125.00      $  17.00
Luxury Nails                        1,200     25,200.00   2,100.00      $  21.00
Vacant                              7,907    158,140.00  13,178.33      $  20.00
Vacant                              4,050     72,900.00   6,075.00      $  16.00
Vacant                              2,500     55,000.00   4,583.33      $  22.00
Vacant                              1,547     27,846.00   2,320.50      $  18.00
Vacant                              1,240     24,800.00   2,066.67      $  20.00
Vacant                              1,200     24,000.00   2,000.00      $  20.00

Totals                            225,545  3,267,622.58
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
                              MANSFIELD TOWNE CROSSING - MANSFIELD, TX
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                                                                                           LEASE          LEASE
                                              ANNUAL                                    COMMENCEMENT    EXPIRATION
            TENANTS                 S.F.    BASE RENT     MONTHLY         RENT              DATE            DATE
-------------------------------------------------------------------------------------------------------------------
Ross                               30,187    279,229.75  23,269.15      $   9.25         October-04    January-15
Staples                            20,388    214,074.00  17,839.50      $  10.50          August-03     August-18
Pier 1                             10,800    162,000.00  13,500.00      $  15.00
Regions Bank                        4,500     75,000.12   6,250.01      $  16.67         February-04   January-23
AT&T Wireless                       2,500     55,000.00   4,583.33      $  22.00          August-03      July-08
Famous Footwear                     8,000    120,000.00  10,000.00      $  15.00         February-04   January-14
Mansfield Urgent Care               3,000     58,500.00   4,875.00      $  19.00
Payless Shoes                       3,000     54,000.00   4,500.00      $  18.00         February-04    January-14
Zales                               3,000     64,500.00   5,375.00      $  21.50         December-03   December-13
Salley Beauty                       1,600     27,200.00   2,266.67      $  17.00
Subway                              1,600     30,400.00   2,533.33      $  19.00
The Cash Store                      1,600     30,400.00   2,533.33      $  19.00         October-03    September-09
EB Games                            1,500     31,500.00   2.625.00      $  21.00        September-03   September-08
Robertson Pools                     1,440     27,360.00   2,280.00      $  19.00
Sport Clips                         1,440     30,240.00   2,520.00      $  21.00         November-03    October-08
Bath Junkie                         1,200         22800   1,900.00      $  19.00
GNC                                 1,200     22,800.00   1,900.00      $  19.00         October-03    September-09
Dr. Michael Poison                  1,060     20,140.00   1,678.33      $  19.00
Luxury Nails                        1,013     20,259.96   1,688.33      $  20.00         February-04   February-09
Vacant                              2,000     36,000.00   3,000.00      $  18.00
Vacant                              2,559     53,739.00   4,478.25      $  21.00
Vacant                              3,811     64,787.00   5,398.92      $  17.00
Vacant                              4,500     81,000.00   6,750.00      $  18.00

Totals                            111,898  1,580,929.83
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
                             LAKEPOINTE TOWNE CROSSING - LEWISVILLE, TX
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            TENANTS                 S.F.    BASE RENT                                      DATE            DATE
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
Sportsman's Warehouse              45,250    543,000.00  45,250.00      $  12.00          August-04      August-19
Circuit City                       33,882    474,068.00  39,505.67      $  14.00           June-04      January-19
Ross                               30,187    294,323.25  24,526.94      $   9.75          April-03
Mattress Firm                       6,500    162,500.00  13,541.67      $  25.00          August-03      August-08
Hawk Electronics                    5,000    125,000,00  10,416.67      $  25.00         November-03    October-08
Justice                             4,500     94,500.00   7,875.00      $  21.00
Pei Wei Asian Diner                 3,300     85,800.00   7,150.00      $  26.00         October-03     October-13
Moe's Southwest Grill               3,121     78,025.00   6,502.08      $  25.00         November-03    November-13
Dr John Launius                     2,880     63,360.00   5,280.00      $  22.00         November-03    November-10
Carter Floors and Countertops       2,240     51,520.00   4,293.33      $  23.00         January-04     December-08
EB Games                            1,500     34,500.00   2,875.00      $  23.00         October-03     October-08
Great Clips                         1,200     28,800.00   2,400.00      $  24.00         November-03    October-09
Vacant                              5,324    117,128.00   9,760.67      $  22.00
Vacant                              4,600     92,000.00   7,666.67      $  20.00
Vacant                              4,300     90,300.00   7,525.00      $  21.00
Vacant                              4,020     80,400.00   6,700.00      $  20.00
Vacant                              3,886     77,720.00   6,476.67      $  20.00
Vacant                              3,886     77,720.00   6,476.67      $  20.00
Vacant                              3,867     81,207.00   6,767.25      $  21.00
Vacant                              3,132     62,640.00   5,220.00      $  20.00
Vacant                              2,977     59,540.00   4,961.67      $  20.00
Vacant                              2,977     59,540.00   4,961.67      $  20.00
Vacant                              2,977     59,540.00   4,961.67      $  20.00
Vacant                              2,977     59,540.00   4,961.67      $  20.00
Vacant                              2,645     56,900.00   4,741.67      $  20.00
Vacant                              2,567     51,340.00   4,278.33      $  20.00
Vacant                              2,267     47,607.00   3,967.25      $  21.00
Vacant                              1,360     29,920.00   2,493.33      $  22.00
                                                              0.00

Totals                            193,502  3,138,438.25
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